                                 Exhibit 10.11
                                 -------------

                             DEVELOPMENT AGREEMENT
                             ---------------------
                                   (SEMTECH)

     THIS DEVELOPMENT AGREEMENT ("Agreement") is made and entered into as of April 11, 2000 ("Execution Date"), by and between SEMTECH CORPORATION, a Delaware corporation ("Owner"), and VOIT DEVELOPMENT CO., INC., a California corporation ("Developer"), with respect to the following matters.

                              W I T N E S S E T H:
                              -------------------

     A. Owner is the owner of approximately 13.34 acres of unimproved real property located at the northeast corner of Mission Oaks Boulevard and Flynn Road, in the City of Camarillo ("City"), California ("State"), which is more particularly described on Exhibit "A" attached hereto (the "Land").
                          -----------

     B. As more fully set forth below in this Agreement, Owner desires to engage Developer to undertake the process of obtaining the entitlements and preparing preliminary development documents for approximately 219,360 square feet of office/research and development space within three (3), two-story, concrete tilt-up buildings, generally as depicted on the site plan attached hereto as Exhibit "B" ("Site Plan"), which will be divided into three (3)
          -----------
phases: (i) the first phase will consist of a single, two-story concrete tilt-up building of approximately 85,360 square feet, approximately 516 surface parking spaces, and the ancillary improvements and landscaping depicted on the Site Plan as "Phase 1", (ii) the second phase will consist of a single, two-story, concrete tilt-up building of approximately 67,000 square feet, approximately 157 surface parking spaces, and the ancillary improvements and landscaping depicted on the Site Plan as "Phase 2", and the third phase will consist of a single, two-story, concrete tilt-up building of approximately 67,000 square feet, approximately 226 surface parking spaces, and the ancillary improvements and landscaping depicted on the Site Plan as "Phase 3".

     C. As more fully set forth below in this Agreement, Owner desires to engage Developer to obtain the entitlements for Phases 1, 2 and 3 and to develop, and construct only Phase 1, i.e., Developer will not be responsible for
                                     ----
developing or constructing Phase 2 or 3. For the purposes of this Agreement, the "Project" shall refer to (i) the entitlements for Phases 1, 2 and 3, and (ii) the development and construction of Phase 1.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, incorporating the foregoing recitals, and in consideration of the mutual covenants herein contained and of other good and valuable consideration, the parties hereto agree as follows.

                                   ARTICLE 1
                                   ---------

                                 DEFINED TERMS
                                 -------------

     The following capitalized terms shall have the meanings set forth below:

     "Completion Date" shall mean the date on which the Architect certifies to Owner and Developer that the work on the Project has been substantially completed, including all tenant improvements, landscaping, driveways, except for any punchlist items which, in the aggregate (and together with a contingency of twenty-five percent (25%) thereof), do not exceed One

                                     -34-
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Hundred Thousand and no/100 Dollars ($100,000.00), and a certificate of occupancy (or its equivalent) has been issued by the City for the Phase 1 improvements which allows Owner to occupy the improvements for their intended purpose.

     "Fixed Price" shall mean the sum of Ten Million Two Hundred One Thousand Six Hundred Sixty-Two and No/100 Dollars ($10,201,662.00), as increased or decreased by (a) changes in the scope of work caused by Owner or City, (b) delays in the prosecution of the work caused by Owner or City, (c) the actual cost of the items for which an "allowance" is indicated on Exhibit "C" attached
                                                           -----------
hereto, including, without limitation, the various fees, charges, exactions and requirements imposed by the City in connection with obtaining the entitlements.

                                   ARTICLE 2
                                   ---------

                             APPOINTMENT AND TERM
                             --------------------

          2.1  Appointment. Owner hereby engages Developer to oversee, arrange,
               -----------
supervise and coordinate on behalf of Owner all planning, development and construction services for the planning, design, permitting and construction of the Project in accordance with the terms of this Agreement, and Developer hereby accepts such engagement on the terms and conditions herein contained. Developer accepts the relationship of trust and confidence established by this Agreement and covenants with Owner to perform its obligations under this Agreement in accordance with the customary standard of care in the industry for such work and in furthering the interests of the Owner in the performance of the services to be provided by Developer hereunder.

          2.2  Term. The term of this Agreement ("Term") shall commence on the
               ----
Execution Date and shall terminate upon the Completion Date unless terminated earlier pursuant to the provisions of Article 8 of this Agreement.

                                   ARTICLE 3
                                   ---------

                                 RELATIONSHIP
                                 ------------

     Developer shall at all times be an independent contractor and not an agent or employee of Owner. Nothing herein shall be deemed to create a partnership or joint venture between Developer and Owner or otherwise provide Developer with any ownership interest in all or any portion of the Project or the Land.

                                   ARTICLE 4
                                   ---------

                              DEVELOPMENT PROCESS
                              -------------------

          4.1  Development Documents and Schedule.
               ----------------------------------

1.  Preliminary Development Documents.  Developer has provided Owner with a
    ---------------------------------
    complete set, and Owner hereby approves the form and content, of the Summary of Phase 1 Drawings, Specifications and Reports (including the Clarifications, Alternates and Allowances attached thereto) described on Exhibit "D" attached hereto ("Concept Plans").
    -----------

2.  Preliminary Project Development/Construction Schedule.  Owner hereby
    -----------------------------------------------------
    approves the estimated schedule for the development and construction of the Project in the form attached hereto as Exhibit "E" ("Preliminary Schedule").
                                           -----------
    Developer shall endeavor to conform to

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    the Schedule; however, Owner acknowledges and agrees that forces beyond
    Developer's reasonable control, such as the actions or inactions of governmental agencies, third parties, inclement weather, unavailability of labor or materials and actions or inactions of Owner could cause delays in the Schedule.

          4.2  Development of the Project. During the Term, the Developer shall
               --------------------------
perform the following services.

3.  Engagement and Supervision of Professionals.  Developer shall, for the
    -------------------------------------------
    benefit of Owner, engage Poliquin Kellogg Design Group ("Architect"), South Bay Engineering Company ("Engineer"), Coco Traffic Engineers ("Traffic Engineer"), Earth Systems Consultants ("Soils Engineer"), Valley Commercial Contractors, L.P. ("Contractor"), and such other engineers, designers, experts and consultants, including, without limitation, testing and inspection consultants and roof inspectors, as reasonably necessary or appropriate, to provide design services for the entitlement, planning, development and construction of the Project. Owner hereby approves the selection of the foregoing parties, and Developer shall have the right to replace any of such parties with similarly qualified and experienced parties, and shall provide written notice thereof to Owner. Upon engaging any additional consultants, Developer shall provide prior written thereof to Owner. Owner acknowledges that Contractor is an affiliate of Developer. Developer shall negotiate the form and execute all agreements with consultants or other professionals providing goods or services for the Project, and all such agreements shall provide that any insurance coverage, representations or warranties made thereunder are made for the benefit of Owner and Developer. Developer shall cause the parties engaged pursuant to this Section 4.2.1 to prepare complete plans, specifications and working drawings for the construction of the Project which are consistent with the Concept Plans (the "Submitted Plans"), copies of which shall be delivered to Owner. Developer shall supervise all of such architectural/engineering and design services to assure that the Submitted Plans will be prepared and be substantially consistent with the Concept Plans. Owner shall have ten (10) days to provide Developer with written notice of any proposed changes to the Submitted Plans or the corresponding specifications, and the failure to do so shall be deemed to constitute Owner's approval thereof. To the extent that any such changes are not consistent with, or exceed the scope of, the Concept Plans, all additional costs thereof (including, without limitation, entitlement, design, development, construction, professional services, delay, overhead and the like) shall be borne by Owner and increase the Fixed Price. Upon actual or deemed approval by Owner, the Submitted Plans shall be referred to herein as the "Approved Plans and Specifications." The Approved Plans and Specifications shall not be revised by Developer in any material respect without the prior written consent of Owner.

4.  Procuring Entitlements, Permits and Approvals.  Immediately following the
    ---------------------------------------------
    engagement of the Architect provided above, Developer shall process, procure and maintain in the name of Owner all necessary entitlements and governmental approvals for the design, development, construction, and occupancy of the Project, including, without limitation, any special permits, rezoning, subdivisions, variances or authorizations required by applicable law. The parties anticipate that the entitlements for the Project will consist of a lot line adjustment (to cause each Phase to exist on a separate legal parcel), a mitigated negative declaration (to comply with the California Environmental Quality Act of 1970 (CEQA)), and planned development permit by the City. In addition, Developer shall process any other entitlements, applications or approvals necessary for the development, construction or occupancy of Phase 1, including, without limitation, building permits. Developer shall maintain true and complete copies of all such permits and authorizations and, at the request of Owner, promptly provide copies of

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    same to Owner. In addition, Developer shall make all requisite arrangements with public and/or private utilities to ensure that water, sewer, electric, gas and other utilities will be available to serve the Project.

5.  Engagement of Contractor.  Developer shall negotiate and execute all
    ------------------------
    necessary construction and other contracts for the construction of the Project, all of which shall be consistent with the Approved Plans and Specifications. Owner shall be a beneficiary of any insurance coverage, representations or warranties under the contract with the General Contractor, including, without limitation, any equipment and material warranties; however, Owner shall not have any liability under such agreement. Owner shall have the right to approve any change order which results in a material modification of the Approved Plans and Specifications.

6.  Project Schedule.  Following completion of the Approved Plans and
    ----------------
    Specifications and the issuance of the permits required for the construction of Phase 1, if the Preliminary Schedule has changed, Developer shall prepare and deliver to Owner a "Project Schedule" for the Project which shall set forth the dates for starting and completing the various stages of construction of the Project and which shall substantially conform to the timing set forth in the Preliminary Schedule, except to the extent that delays were caused by events beyond Developer's reasonable control. Developer shall not voluntarily delay items on the Project Schedule that would result in a material delay of the Completion Date without the Owner's prior written consent. Developer shall keep Owner advised, on a monthly basis, as to the progress of the various stages of construction under the Project Schedule that affect the Completion Date by providing a written report.

7.  Monitoring Construction.  Developer shall monitor and coordinate all
    -----------------------
    construction work by Contractor and others engaged for the construction of the Project. Developer shall cause the inspection of, as necessary, the progress of the construction of the Project and verify that all materials and labor furnished in connection therewith have been supplied or completed in a good and workmanlike manner and that all work is performed in substantial accordance with the Approved Plans and Specifications, free and clear of all liens (to the extent that Developer has received funds therefor from Owner) and in compliance with all laws and permits affecting the Project. Developer shall confirm that such construction is being carried out in within the time allocated under the Project Schedule. During the course of construction of the Project, Developer shall on a monthly basis, submit to Owner a written report on the status of the construction of the Project, including verification that the Project Schedule is being met or an explanation of any delays that would materially delay the Completion Date. Upon request, Developer shall certify the foregoing in writing to Owner and, if requested by Owner, any construction lender designated by Owner.

8.  Completion of Construction.  When the construction of the Project has been
    --------------------------
    substantially completed in substantial accordance with the Approved Plans and Specifications and a Certificate of Occupancy (or its equivalent) has been issued for the habitable improvements included in the Project, Developer shall obtain, on behalf of Owner, a certification to that effect from the Architect (which shall include any outstanding issues or items which require correction ("Punchlist"), whereupon the Project shall be deemed substantially completed. Promptly following the Completion Date, Developer shall complete the items on the Punchlist, and upon the completion thereof, as certified by Architect, the Project shall be deemed complete. Following the Completion Date, Developer shall cooperate with Owner's efforts to enforce all warranties, representations and guarantees of the Architect, Contractor and subcontractors, suppliers and materialmen, and all other persons furnishing supplies,

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    materials, equipment, or services in connection with the construction or equipping of the Project, with respect to any defects in the construction of the Project or the installation or operation of any fixture or equipment therein.

9.  Legal Actions.  Developer shall not have any obligation to institute,
    -------------
    commence and prosecute on behalf of Owner any legal actions, proceedings or arbitrations in connection with the construction of the Project or to defend or cause the defense of Owner in connection with any legal action, proceedings or arbitrations commenced against Owner, except at Owner's sole, additional expense. All such legal actions, and any and all decisions with respect to the prosecution and defense of such actions, shall be made by Owner with counsel approved by Owner.

10. Construction Financing.  Developer shall assist Owner, if requested by
    ----------------------
    Owner, in complying with the reasonable terms of any construction and development financing for the Project obtained by Owner.

          4.3    Employees. Developer shall employ such employees as shall be
                 ---------
necessary or appropriate to enable Developer at all times to oversee, arrange, supervise, coordinate and provide the required services to the Project pursuant to this Agreement. Such employees shall be deemed to be the employees of Developer, and Developer shall indemnify, defend and save Owner harmless from and against all claims made by such employees based on job related illness or injury. The foregoing indemnity shall survive the termination of this Agreement. All matters pertaining to the employment, training, conduct, supervision, compensation, promotion and discharge of such employees shall be the responsibility of Developer and Developer shall comply with all applicable laws and regulations having to do with worker's compensation, social security, unemployment insurance, hours of labor, wages, working conditions and safety and similar matters with respect to such employees. Developer hereby designates Timothy F. Regan as project manager and Developer's representative (the "Developer Representative") for the Project. The Developer Representative shall not be replaced without the Owner's prior written consent, which shall not be unreasonably withheld or delayed. Owner shall have the right to require Developer to replace the Developer Representative, or any other employee of Developer providing services hereunder, if Owner has reasonable objections to any such individual. Owner hereby designates Gary Stanulis as the "Owner Representative". Owner shall have the right to replace the Owner Representative by providing written notice thereof to Developer. The Developer Representative shall have the authority to bind Developer; and the Owner Representative shall have the right to bind Owner.

          4.4    Lender and Legal Compliance. Developer shall be responsible for
                 ---------------------------
the planning and development of the Project in compliance with all terms and conditions in any private covenants, conditions and restrictions (CC&Rs), ground leases, initial space leases, mortgages, other security instruments or similar encumbrances affecting the Project which are disclosed to Developer by Owner in writing before the commencement of work.

          4.5    Owner Information. Developer shall make the Developer
                 -----------------
Representative and its other personnel available at reasonable times for communications with Owner and will keep Owner advised of matters affecting the Project and will provide regular updates regarding the status of the Project on a basis reasonably acceptable to Owner.

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                                   ARTICLE 5
                                   ---------

                             DEVELOPER'S AUTHORITY
                             ---------------------

     Developer shall have only the power and authority expressly delegated to it hereunder. Developer shall not be permitted to execute any agreement or change orders on behalf of, or in the name of, Owner unless Owner specifically authorizes such action by Developer.

                                   ARTICLE 6
                                   ---------

                                   INSURANCE
                                   ---------

     During the Term, Owner and Developer shall each procure and maintain, or caused to be maintained, on behalf of the Owner, insurance coverage in the form, amount and manners specified on Exhibit "F" attached hereto.
                                -----------

                                   ARTICLE 7
                                   ---------

                           OWNER'S RIGHT TO INSPECT
                           ------------------------

     Owner shall have the right, at its sole cost and expense, during normal business hours, to examine the books and records maintained by Developer pertaining to the performance of Developer's services under this Agreement.

                                   ARTICLE 8
                                   ---------

                                  TERMINATION
                                  -----------

          8.1  Termination.  Either Owner or Developer shall have the right to
               -----------
terminate this Agreement at any time for any default by the other party in the performance of its duties hereunder (including all exhibits hereto) or under any of the documents executed and delivered from time to time by Owner or Developer, if:

11. in the event such default is a monetary default, such default continues for a period of ten (10) days after notice is given to the defaulting party,

12. in the event such default is a nonmonetary default, such default continues for a period of thirty (30) days after notice is given to the defaulting party if such default can reasonably be cured within such period, otherwise, it shall be sufficient if such party commences the cure thereof within such 30-day period and diligently prosecutes it to completion, or

13. any party hereto makes an assignment for the benefit of creditors, or if a receiver, trustee, custodian, guardian, liquidator or similar agent is appointed with respect to such party, or if a petition is filed by or with the consent of any party hereto under any Federal or state law concerning bankruptcy, insolvency, reorganization, arrangement, or relief from creditors, or if such a petition is filed against such party and such petition is not dismissed within 90 days thereafter.

14. Notwithstanding the foregoing, neither party shall have any cure period with respect to a breach caused by such party's fraud or intentional misconduct.

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          8.2  Remedies.  In addition to terminating this Agreement based on the
               --------
default of a party hereunder, the non-defaulting party shall have the right to recover the actual damages caused thereby, but not any special, speculative, consequential or punitive damages; provided, however, that in no event shall Developer's liability exceed Four Hundred and Ten Thousand and no/100 Dollars ($410,000.00) except to the extent of Developer's gross negligence or willful misconduct. For the purposes of this Article VIII, the parties hereto hereby agree that Developer's failure to require any party performing services under this Agreement to maintain commercially reasonable levels and types of insurance shall be deemed to constitute gross negligence by Developer. The termination of this Agreement shall not relieve any party of any of its obligations theretofore accrued under this Agreement prior to the effective date of such termination.

                                   ARTICLE 9
                                   ---------

                                  COOPERATION
                                  -----------

     Should any claims, demands, suits or other legal proceedings be made or instituted by any person against Owner which arise out of any of the matters relating to any part of the Project or this Agreement, Developer shall give Owner all pertinent information in its possession and reasonable assistance in the defense or other disposition thereof.

                                  ARTICLE 10
                                  ----------

                                    DELAYS
                                    ------

     Neither party shall be liable for its failure to perform its obligations hereunder due to accident, unusual difficulty or inability in obtaining services or supplies from sources usually used, inclement weather (or resulting unfavorable site conditions), labor difficulties, the other party's failure to perform its obligations hereunder, the actions or inactions of the City or any subdivision thereof, the actual or potential existence on the Property of any hazardous substances or any other causes beyond such party's reasonable control. Either party claiming any such delay shall provide notice of such claim promptly after the occurrence of the event causing such delay. In the case of a continuing delay, only one claim shall be required. Each such claim shall provide an estimate of the probable impact of such delay on the Project.

                                  ARTICLE 11
                                  ----------

                               CONSENT; APPROVAL
                               -----------------

     Whenever in this Agreement the consent or approval of any party is required, such consent or approval shall be in writing only, shall not be unduly delayed and shall only be effective if given by a duly authorized officer or agent for the party granting such consent or approval.

                                  ARTICLE 12
                                  ----------

                                    NOTICES
                                    -------

     All notices and other communications provided for herein shall be in writing and shall be sent to the address set forth below (or such other address as a party may hereafter designate for itself by notice to the other parties as required hereby) of the party for whom such notice or communication is intended:

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               If to Owner:        Semtech Corporation
                                   652 Mitchell Road
                                   Newbury Park, CA 91320
                                   Attn: Mr. John D. Poe and
                                         Mr. David G. Franz, Jr.

               If to Developer:    Voit Development Co., Inc.
                                   21700 Oxnard Street
                                   Suite 1010
                                   Woodland Hills, CA 91367
                                   Attn: Mr. Robert G. Lumley

Any such notice or communication shall be sufficient if sent by registered or certified mail, return receipt requested, postage prepaid; by hand delivery; by overnight courier service; or by telecopy, with an original by regular mail. Any such notice or communication shall be effective upon receipt at the appropriate address.

                                  ARTICLE 13
                                  ----------

                                 COMPENSATION
                                 ------------

          13.1 Fixed Fee.  Owner shall pay the Fixed Fee for the Project, plus
               ---------
any additional costs resulting from changes to the Submitted Plans that exceed the scope of the Preliminary Plans or any delays of the Project Schedule caused by Owner and/or the actions or inactions of the City. The Fixed Fee shall be paid as follows: (a) prior to commencement of construction, Owner shall promptly pay Developer the sum of Ten Thousand and no/100 Dollars ($10,000.00) per month (for not more than five (5) months), plus the actual costs incurred by Developer in connection with the Project, and (b) during construction, Owner shall promptly reimburse Developer for the actual costs incurred by Developer in connection with the Project, plus four and one-quarter percent (4.25%) of the construction cost thereof (as more particularly indicated on Exhibit "C"
                                                             -----------
attached hereto). The balance of the Fixed Fee, if any, shall be paid within three (3) business days after the Completion Date, except for the amount of the Punchlist, if applicable, which (together with the twenty-five percent (25%) contingency therefor) shall be paid promptly upon the completion of each item (as certified by the Architect), provided, however, that Developer shall not request disbursement on account of the Punchlist more often than once per month.

          13.2 Late Fee.  Subject to excused delays pursuant to Article 10,
               --------
Developer shall be liable to Owner for the following amounts (and for no other costs associated therewith) as the result of the failure to achieve the Completion Date: (a) One Thousand Five Hundred and no/100 Dollars ($1,500.00) per day for each day from the thirty-first (31st) day through the sixtieth
(60th) day of delay, plus (b) Two Thousand no/100 Dollars ($2,000.00) per day for each day from the sixty-first (61st) day through the ninetieth (90th) day of delay. Any such late fee shall be offset against the Fixed Fee; provided, however, that in no event shall the total late fee exceed One Hundred Five Thousand and no/100 Dollars ($105,000.00).

                                  ARTICLE 14
                                  ----------

                                INDEMNIFICATION
                                ---------------

     The Developer shall indemnify, defend and hold harmless the Owner against all claims, costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by the

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Owner and arising out of any failure of the Developer to perform any of its obligations under this Agreement, any acts of the Developer which constitute willful misconduct of the Developer or are beyond the scope of the Developer's authority hereunder, or the gross negligence of the Developer.

                                  ARTICLE 15
                                  ----------

                                 ASSIGNABILITY
                                 -------------

     The services to be performed by Developer under this Agreement are personal to Developer and Developer shall not assign its rights or obligations under this Agreement without the prior consent of Owner given or withheld in Owner's sole discretion. Owner shall be permitted to assign its rights under this Agreement.

                                  ARTICLE 16
                                  ----------

                                 MISCELLANEOUS
                                 -------------

          16.1 Entire Agreement.  This Agreement contains the entire agreement
               ----------------
between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters.

          16.2 Bind and Inure.  Subject to Article 15 hereof, the rights, duties
               --------------
and obligations of the parties to this Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of such parties.

          16.3 Amendment.  This Agreement may not be amended or modified except
               ---------
by an instrument in writing and signed by all parties hereto.

          16.4 Governing Law; Waiver of Jury Trial.  This Agreement shall be
               -----------------------------------
governed and construed in accordance with the laws of the State. Each party hereto waives the right of trial by jury in any action brought in connection with this Agreement.

          16.5 Headings.  The headings used in this Agreement are for
               --------
convenience only and are not to be considered in connection with the interpretation or construction of this Agreement.

          16.6 No Waiver.  The failure of any party to seek redress for
               ---------
violation of, or to insist upon the strict performance of, any covenant, agreement, provision or condition of this Agreement shall not constitute a waiver thereof nor prevent any subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation.

          16.7 Counterparts.  This Agreement may be executed in several
               ------------
counterparts, each of which shall be an original of this Agreement, but all of which, taken together, shall constitute one and the same agreement.

          16.8 Other Interests.  Any party may, individually or with others, be
               ---------------
engaged with respect to, or possess an interest in, any other projects and ventures of any kind or nature, whether or not competitive with the Project, and the other parties shall not, by virtue of this Agreement, have any rights to any such project or any income, profits or compensation derived therefrom.

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          16.9 Authority.  Each party hereto has the authority to enter into
               ---------
this Agreement and be bound by its terms.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

OWNER                                   DEVELOPER

SEMTECH CORPORATION                     VOIT DEVELOPMENT CO., INC.
a Delaware corporation                  a California corporation


By:________________________________     By:_________________________________
Its:_______________________________     Its:________________________________